UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23045

Lyons Funds
(Exact name of registrant as specified in charter)

807 W. Morse Blvd., Suite 105
Winter Park, FL  32789
(Address of principal executive offices) (Zip code)

With a copy to:
CT Corporation	David D. Jones
1209 N. Orange Street	Copeland & Covert
Wilmington, DE 19801	631 Palm Springs Drive, Suite 115
(Name and address of agent for service)	Altamonte Springs, FL 32701
(281) 702-2137

Registrant's telephone number, including area code: (407) 951-8710
Date of fiscal year end: November 30
Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

LYONS SMALL CAP FUND

Table of Contents

Letter to Shareholders	2
Performance Illustration	4
Schedule of Investments	5
Graphical Illustration	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to the Financial Statements	13
Report of Independent Registered Public Accounting Firm	18
Expense Example	19
Officers and Trustees	20
Additional Information	21

LYONS SMALL CAP FUND LETTER TO SHAREHOLDERS November 30, 2016 (Unaudited)

Dear Fellow Shareholders,

The Lyons Small Cap Fund (the “Fund”) closed its inaugural fiscal year on November 30, 2016. This has been an eventful year for a fund launch, characterized by the stock market’s worst calendar-year-start in history, a rapid recovery to new market highs, and a presidential election driving the markets yet higher. Such volatility has presented opportunities and challenges as we commence our track record and grow the Fund.

A primary component of our strategy—and a key differentiator from most equity funds—is our ability to shift our portfolio entirely from equities to a defensive position in U.S. Treasuries, historically a global safe-haven asset in times of crisis. This investment decision would be intended to preserve capital (and potentially provide capital appreciation) during bear market environments, and would be based on our quantitative risk management model. We developed this proprietary model to measure market risk levels and determine whether we anticipate the risk of owning equities to outweigh the potential reward for an extended time period. Our default portfolio state is a full allocation to equities; a defensive shift will occur only in the event of a defensive signal from the risk model. The early 2016 market selloff did not result in a defensive signal, therefore we remained invested in our equity portfolio and maintained this allocation throughout the fiscal year.

A separate quantitative model drives our stock selection process. Using stocks that comprise the Russell 2000 as our selection universe, we rank companies by various performance and valuation metrics to form a target subset of stocks for further evaluation. This subset is a group of stocks that offer the highest combination of company performance, strength, and value, and from which we conduct further research & analysis for investment opportunities. Small cap companies require us to look deep under the hood, as many are obscure and are covered by few, if any, analysts. Small cap stocks are also inherently volatile as an asset class. Ideally, we would like to hold at least 75 stocks to buffer volatility from any given company and lessen the impact on the total portfolio. With limited assets available at the time of the Fund’s launch, we targeted a 50-stock portfolio; by November 30th we increased our number of holdings to 62 using cash inflows from share purchases. In the weeks following the close of our fiscal year, we added additional holdings for a total of 77, with more purchases planned in early fiscal year 2017.

We successfully executed our quarterly risk assessments and individual sell discipline to exit positions we viewed as no longer offering a favorable risk/reward profile, as well as to lock in gains on winning positions we felt were fairly valued. We benefitted from M&A activity, capturing a 58% gain on Virgin America, Inc. (NASDAQ:VA) and 50% on Outerwall, Inc. (NASDAQ:OUTR) following takeover announcements. Acquisition activity also allowed us to break even on our position in Western Refining (NYSE:WNR), which had experienced a unique dynamic of squeezing margins despite rebounding oil prices. Additionally, we took advantage of small cash inflows from share purchases to increase our positions in a group of high-conviction stocks, a decision which ultimately boosted Fund performance or limited downside in the months following.

PERFORMANCE

The Fund generated a 6.8% return for shareholders of the No-Load class (ticker: LFSAX) for the 11 months ended November 30th. This compares with an 18% gain for the benchmark Russell 2000 Index of small cap stocks.

Global macro concerns drove markets sharply lower during the first six weeks of 2016. The Russell 2000 Index declined nearly 17% through February 11th. Initial share purchases of the Fund were conducted on December 31, 2015 and Fund assets were then allocated to equities the second trading day of January. Additional cash entered the Fund from new share purchases over the following weeks, which we elected to hold in cash as the market selloff kicked into high gear. Building this cash buffer effectively allowed us to limit the Fund’s drawdown through the February 11th low, holding an edge over the benchmark of almost six percentage points before the market’s turning point. From there, the market rallied fervently the remainder of the first quarter. We put our excess cash to work in several increments along the way, doing so when we felt the rally had conviction.

Earnings volatility created an unfavorable dynamic for the Fund in the 2nd quarter. As the U.S. earnings recession continued in the first half of 2016, many companies missed expectations and lowered forward guidance. It is not uncommon for a small cap stock to decline by double digits following an earnings miss. A series of earnings misses, headline events, and margin pressure specific to oil refiners resulted in negative outliers that weighed on the total portfolio relative to our benchmark. Among our largest single-month decliners during the quarter were Smith & Wesson (NASDAQ:SWHC), falling 18% in April; Zagg Inc. (NASDAQ:ZAGG), falling 40% in May; and Cherokee Inc. (NASDAQ:CHKE), declining 21% in June.

LYONS SMALL CAP FUND LETTER TO SHAREHOLDERS (Continued) November 30, 2016 (Unaudited)

Following several rounds of risk assessments that allowed us to replace weakening stocks with higher-conviction companies, increases to existing high-conviction positions, and an improving corporate earnings backdrop, Fund performance was more favorable in the 3rd quarter. The earnings volatility theme returned in October, however, magnified by general market weakness amid a pullback in the Russell 2000. November was characterized by an impressive market rally following the U.S. Presidential election, in which the Russell 2000 rocketed higher by 11% to close the month. Leading the rally was the index’s largest sector—financials, one of two sectors we exclude from our investable universe due to balance sheet nuances that obscure our performance measurements. The exclusion of the benchmark’s leading sector caused the Fund to trail by several percentage points, though the Fund nonetheless posted its best month with a 7.8% return.

CONCLUSION

Entering our 2nd fiscal year, we have increased our number of holdings by more than 50%, with focus on dividend-paying stocks that research has shown to reduce return variability and average higher returns than non-dividend-payers over time. Despite trailing its benchmark, the Fund has generated positive returns for shareholders to date. Our first fiscal year has coincided with high market volatility and asset growth in an expensive market. We emphasize that performance should be judged over long time periods that capture multiple market cycles, as value investing is a long-term commitment. The Fund offers investors the potential to outperform the market by combining value-based equity investing with quantitative downside protection during significant market drawdowns. Our approach is to invest in what we believe to be high quality companies at discounted prices, and attempt to protect the Fund by converting all or some of the Fund’s assets to short term investments, such as U.S. Treasuries, when equity markets become extremely risky. We will continue to maintain diligence in evaluating investments and managing risk. We are committed to our vision for the Fund and are pleased that you have decided to invest with us.

Sincerely,

Matthew N. Ferratusco, CIPM
Co-Portfolio Manager

Important Disclosure:

All Investing involves risk including possible loss of principal. There can be no assurance that the Fund will achieve its investment objectives. The Fund invests in small cap companies, which can be more volatile and less liquid than those of larger companies. The Fund is non-diversified and may concentrate its investments in fewer securities than a diversified fund, which could result in greater volatility than it would were it invested in a greater number of securities.

LYONS SMALL CAP FUND PERFORMANCE ILLUSTRATION November 30, 2016 (Unaudited)

Growth of a $10,000 Investment - No-Load Class

Cumulative Total Returns For The Period Ended November 30, 2016	Since Inception*
Lyons Small Cap Fund - No-Load Class	6.80%
Lyons Small Cap Fund - Class C	6.00%
Russell 2000® Index	18.00%

*	The Lyons Small Cap Fund’s inception date is December 31, 2015.

The line graph shown above for the No-Load Class of the Fund assumes an initial investment of $10,000 made after the close of business on December 31, 2015 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. To request performance data current to the most recent month-end, please call 1-855-888-9667 (1-855-88LYONS).

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. One cannot invest directly in an index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s annual operating expense (gross), as seen in the latest prospectus dated Decemebr 28, 2015, for the No-Load class is 2.23% and for Class C is 2.98%. The performance returns for the Fund reflect an expense limitation agreement in effect. The advisor has contractually agreed to waive fees and/or reimburse expenses for the lifetime of the Fund so that the Fund’s annual operating expenses (net) will not exceed 1.50% for No-Load shares and 2.25% for C shares. Without such a limitation, the returns would be reduced.

LYONS SMALL CAP FUND SCHEDULE OF INVESTMENTS As of November 30, 2016

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 90.2%
	AIRLINES — 1.9%
1,864	Hawaiian Holdings, Inc.*	$95,716

	AUTO MANUFACTURERS — 1.5%
5,321	Wabash National Corp.*	73,377

	AUTO PARTS & EQUIPMENT — 7.6%
4,517	American Axle & Manufacturing Holdings, Inc.*	70,736
1,893	Cooper Tire & Rubber Co.	72,502
774	Cooper-Standard Holdings, Inc.*	73,778
1,726	Standard Motor Products, Inc.	86,196
1,237	Tenneco, Inc.*	72,921
		376,133
	CHEMICALS — 1.7%
1,268	Innospec, Inc.	83,308

	COMMERCIAL SERVICES — 12.0%
1,416	Capella Education Co.	123,546
1,169	Deluxe Corp.	79,141
900	Insperity, Inc.	65,160
3,512	Kforce, Inc.	77,615
2,193	Medifast, Inc.	85,703
1,260	Strayer Education, Inc.*	92,270
3,103	Vectrus, Inc.*	71,679
		595,114
	COMPUTERS — 1.9%
573	MTS Systems Corp.	30,856
3,359	Syntel, Inc.	65,165
		96,021
	ELECTRICAL COMPONENTS & EQUIPMENT — 1.4%
1,285	Advanced Energy Industries, Inc.*	70,945

	ELECTRONICS — 5.1%
2,762	Allied Motion Technologies, Inc.	59,051
2,047	Methode Electronics, Inc.	75,637
4,655	Stoneridge, Inc.*	73,875
6,738	ZAGG, Inc.*	44,471
		253,034
	ENERGY-ALTERNATE SOURCES — 2.3%
1,170	REX American Resources Corp.*	114,286

	ENGINEERING & CONSTRUCTION — 1.4%
1,196	Argan, Inc.	72,298

	COMMON STOCKS (Continued)
	FOOD — 1.0%
1,227	Cal-Maine Foods, Inc.	$49,939

	HEALTHCARE-PRODUCTS — 3.1%
6,782	iRadimed Corp.*	74,941
3,320	SurModics, Inc.*	79,514
		154,455
	HEALTHCARE-SERVICES — 4.2%
440	Chemed Corp.	65,547
1,558	Surgical Care Affiliates, Inc.*	65,514
1,220	U.S. Physical Therapy, Inc.	78,080
		209,141
	HOME FURNISHINGS — 2.9%
914	American Woodmark Corp.*	70,058
2,742	La-Z-Boy, Inc.	73,349
		143,407
	INTERNET — 2.1%
7,315	DHI Group, Inc.*	44,622
4,053	VASCO Data Security International, Inc.*	58,768
		103,390
	LEISURE TIME — 2.6%
4,281	Malibu Boats, Inc., Class A*	77,914
3,131	Nautilus, Inc.*	53,853
		131,767
	MEDIA — 1.6%
3,822	MSG Networks, Inc.*	78,160

	METAL FABRICATE/HARDWARE — 1.7%
2,976	Global Brass & Copper Holdings, Inc.	85,262

	MISCELLANEOUS MANUFACTURING — 4.1%
2,850	Smith & Wesson Holding Corp.*	66,491
1,287	Sturm Ruger & Co., Inc.	66,152
1,244	Trinseo SA	72,836
		205,479
	PHARMACEUTICALS — 8.6%
1,625	Anika Therapeutics, Inc.*	75,823
1,712	BioSpecifics Technologies Corp.*	84,504
3,934	Insys Therapeutics, Inc.*	46,382
1,748	Lannett Co., Inc.*	40,029
3,056	Omega Protein Corp.*	73,191
4,697	SciClone Pharmaceuticals, Inc.*	46,735
1,026	USANA Health Sciences, Inc.*	62,535
		429,199
	REAL ESTATE — 1.4%
2,484	Marcus & Millichap, Inc.*	68,186

See accompanying Notes to Financial Statements.

LYONS SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued) As of November 30, 2016

NUMBER OF SHARES		VALUE
	COMMON STOCKS (Continued)
	RETAIL — 6.4%
1,490	Big Lots, Inc.	$75,409
777	Children's Place, Inc.	80,691
6,607	Denny's Corp.*	79,879
2,029	Hibbett Sports, Inc.*	81,667
		317,646
	SEMICONDUCTORS — 3.5%
1,394	Ambarella, Inc.*	85,759
2,184	Tessera Technologies, Inc.	86,486
		172,245
	SOFTWARE — 2.4%
187	MicroStrategy, Inc., Class A*	36,284
719	SYNNEX Corp.	84,058
		120,342
	TELECOMMUNICATIONS — 4.9%
968	InterDigital, Inc.	76,666
2,765	NeuStar, Inc., Class A*	67,051
1,791	Ubiquiti Networks, Inc.*	100,224
		243,941
	TRANSPORTATION — 1.2%
1,543	Matson, Inc.	58,032

	TRUCKING & LEASING — 1.7%
2,183	Greenbrier Cos., Inc.	84,700

	TOTAL COMMON STOCKS
	(Cost $4,053,691)	4,485,523

	SHORT-TERM INVESTMENTS — 5.6%
276,927	Fidelity Investments Money Market Treasury Portfolio - Class I, 0.27% [a]	$276,927

	SHORT-TERM INVESTMENTS
	(Cost $276,927)	276,927

	TOTAL INVESTMENTS — 95.8%
	(Cost $4,330,618)	4,762,450

	Other assets less liabilities — 4.2%	207,208

	TOTAL NET ASSETS — 100.0%	$4,969,658

*	Non-income producing security.

[a]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

LYONS SMALL CAP FUND GRAPHICAL ILLUSTRATION As of November 30, 2016 (Unaudited)

The following chart provides a visual breakdown of the Fund by the industry sectors that the underlying securities represent as a percentage of the total investments:

LYONS SMALL CAP FUND STATEMENT OF ASSETS AND LIABILITIES As of November 30, 2016

Assets:
Investments in securities, at value (cost $4,053,691)	$4,485,523
Investments in short-term investments, at value (cost $276,927)	276,927
Receivables:
Fund shares sold	167,500
Dividends and interest	2,212
Due from advisor	95,979
Prepaid expenses	2,734
Deferred offering costs (Note 4)	1,987
Total assets	5,032,862

Liabilities:
Payable to the advisor for offering costs reimbursement (Note 4)	1,987
Distribution plan fees	1,664
Other liabilities	59,553
Total liabilities	63,204

Net assets	$4,969,658

Components of net assets:
Paid-in capital (unlimited number of shares authorized)	$4,610,554
Accumulated net investment income	10,622
Accumulated net realized loss on investments	(83,350)
Net change in unrealized appreciation on investments	431,832
Net assets	$4,969,658

No Load Class:
Net assets applicable to shares outstanding	$4,916,641
Shares of beneficial interest issued and outstanding	460,507
Offering and redemption price per share	$10.68

Class C:
Net assets applicable to shares outstanding	$53,017
Shares of beneficial interest issued and outstanding	5,000
Offering and redemption price per share	$10.60

See accompanying Notes to Financial Statements.

LYONS SMALL CAP FUND STATEMENT OF OPERATIONS For the Period from January 1, 2016 to November 30, 2016*

Investment income:
Dividends	$45,998
Total investment income	45,998

Expenses:
Fund administration & accounting fees	75,905
Transfer agent fees and expenses	54,967
Organization costs (Note 4)	49,045
Advisory fees (Note 3)	38,296
Chief compliance officer fees	30,917
Offering costs (Note 4)	21,467
Audit fees	18,500
Custody fees	11,386
Printing & postage expenses	9,949
Trustees' fees and expenses	9,000
Distribution plan fees	7,996
Registration fees	6,015
Legal fees	429
Miscellaneous expenses	7,330
Total expenses	341,202
Less: Expenses waived and reimbursed (Note 3)	(294,910)
Net expenses	46,292
Net investment loss	(294)

Net realized loss and change in net unrealized appreciation on investments:
Net realized loss on investments	(83,350)
Net change in unrealized appreciation on investments	431,832
Total net realized loss and change in net unrealized appreciation on investments	348,482

Net change in net assets from operations	$348,188

*

The Fund’s inception date was December 31, 2015 and the commencement of operations date was January 1, 2016. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

See accompanying Notes to Financial Statements.

LYONS SMALL CAP FUND STATEMENT OF CHANGES IN NET ASSETS

For the Period from January 1, 2016 to November 30, 2016 *
Net change in net assets from operations:
Net investment loss	$(294)
Net realized loss on investments	(83,350)
Net change in unrealized appreciation on investments	431,832
Net change in net assets resulting from operations	348,188

Capital transactions:
Net proceeds from shares issued:
No-Load Class	5,350,716
Cost of shares redeemed:
No-Load Class	(829,246)
Net change resulting from capital transactions	4,521,470

Total change in net assets	4,869,658

Net assets:
Beginning of period **	100,000
End of period	$4,969,658

Accumulated net investment income	$10,622

Capital share transactions:
Shares issued:
No-Load Class	539,170
Shares redeemed:
No-Load Class	(83,663)
Net change resulting from capital share transactions	455,507

*

The Fund’s inception date was December 31, 2015 and the commencement of operations date was January 1, 2016. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

**

The Investment Advisor made the initial share purchase of $100,000 on December 7, 2015. The total initial share purchase of $100,000, included 5,000 shares of the No-Load class and 5,000 shares of the C class, each of which were purchased at $10 a share. Class I shares have been approved by the board, but have not commenced operations.

See accompanying Notes to Financial Statements.

LYONS SMALL CAP FUND FINANCIAL HIGHLIGHTS – No-Load Class

For a capital share outstanding throughout the period

	For the Period from January 1, 2016 to November 30, 2016 *

Net asset value, beginning of period	$10.00

Investment operations:
Net investment income **	0.00	***
Net realized loss and change in net unrealized appreciation on investments	0.68
Total from investment operations	0.68

Net asset value, end of period	$10.68

Total return	6.80	%(a)

Ratios and Supplemental Data:
Net assets, end of period	$4,916,641
Ratio of net expenses to average net assets	1.50	%(b)
Ratio of gross expenses to average net assets	10.96	%(b)
Ratio of net investment income to average net assets	0.00	%(b)***
Portfolio turnover rate	32	%(a)

*

The Fund’s inception date was December 31, 2015 and the commencement of operations date was January 1, 2016. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

**	The calculation is made using the average shares outstanding method.

***	Represents an amount less than $0.005 per share and 0.005%, respectively.

(a)	Not annualized for periods less than one year.

(b)	Annualized for period less than one year, with the exception of non-recurring organizational costs.

See accompanying Notes to Financial Statements.

LYONS SMALL CAP FUND FINANCIAL HIGHLIGHTS – Class C

For a capital share outstanding throughout the period

	For the Period from January 1, 2016 to November 30, 2016 *

Net asset value, beginning of period	$10.00

Investment operations:
Net investment loss **	(0.07)
Net realized loss and change in net unrealized appreciation on investments	0.67
Total from investment operations	0.60

Net asset value, end of period	$10.60

Total return	6.00	%(a)

Ratios and Supplemental Data:
Net assets, end of period	$53,017
Ratio of net expenses to average net assets	2.25	%(b)
Ratio of gross expenses to average net assets	11.71	%(b)
Ratio of net investment loss to average net assets	(0.75	)%(b)
Portfolio turnover rate	32	%(a)

*

The Fund’s inception date was December 31, 2015 and the commencement of operations date was January 1, 2016. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

**	The calculation is made using the average shares outstanding method.

(a)	Not annualized for periods less than one year.

(b)	Annualized for period less than one year, with the exception of non-recurring organizational costs.

See accompanying Notes to Financial Statements.

LYONS SMALL CAP FUND NOTES TO THE FINANCIAL STATEMENTS November 30, 2016

1. Organization

Lyons Funds (the “Trust”) was organized as a Delaware statutory trust on February 19, 2014 and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is managed by Lyons Wealth Management, LLC (the “Advisor”). The Trust currently offers shares of one portfolio, Lyons Small Cap Fund (the “Fund”). The Fund is classified as non-diversified for purposes of the 1940 Act. The business and operations of the Fund are managed and overseen by the Board of Trustees (the “Board”).

No-Load shares and Class C shares were funded on December 7, 2015 and became operational with inception date December 31, 2015. Class I shares have been approved by the board, but have not commenced operations. The offering of the Fund’s shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to provide investors long-term capital appreciation.

2. Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Use of Estimates – The Fund’s policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

(b) Investment Valuations – The Fund’s Share price is based on its net asset value (the “NAV”), which includes, and is affected by, the securities held by the Fund. The Fund’s securities are valued primarily on the basis of market quotations. Certain short-term securities may be valued on the basis of amortized cost, which approximates fair value. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per Share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the value of its portfolio, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FASB ASC Topic 820, Fair Value Measurements and Disclosures, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into fair value measurement.

LYONS SMALL CAP FUND NOTES TO THE FINANCIAL STATEMENTS November 30, 2016 (Continued)

Various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

●	Level 3 – significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s assets as of November 30, 2016:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Security Type
Common Stocks	$4,485,523	$—	$—	$4,485,523
Short Term Investments	276,927	—	—	276,927
Total	$4,762,450	$—	$—	$4,762,450

(c) Distributions to Shareholders – The Fund distributes net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their federal tax basis treatment; temporary differences do not require reclassification.

The Fund offers multiple classes of Shares which differ in their respective distribution fees. All shareholders bear the common expenses of the Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of Shares based on the value of total Shares outstanding of each class without distinction between Share classes. Expenses attributable to a particular class of Shares, such as distribution fees, are allocated directly to that class.

(d) Federal Income Taxes – The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Management performs an evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of the tax position being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

LYONS SMALL CAP FUND NOTES TO THE FINANCIAL STATEMENTS November 30, 2016 (Continued)

Management analyzed all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities. As of November 30, 2016 the Fund had no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management identified no tax uncertainties which had an effect on the Fund’s reported net assets or results of operations as of and during the period ended November 30, 2016. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

(e) Expenses – Expenses are accrued daily. The Fund’s organizational costs (see Note 4) have been expensed as incurred but are subject to the Fund’s Expense Limitation Agreement (the “Expense Limitation Agreement”) (see Note 3). The Fund’s offering costs (see Note 4) were recorded as a deferred asset, and consist of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering.

(f) Redemption Fees – For the period ended November 30, 2016, there were no redemption fees charged on any of the Fund’s redemptions. The Fund also does not intend to assess redemption fees on any redemptions going forward.

(g) Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

(h) Other – Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3. Investment Advisory and Expense Limitation Agreement

The Fund has entered into an Investment Advisory Agreement (“IA Agreement”) with the Advisor pursuant to which the Advisor will provide general investment advisory and administrative services for the Fund. For providing these services, the Advisor will receive a fee from the Fund, accrued daily, at an annual rate equal to 1.25% of the Fund’s average daily net assets. The IA Agreement is in effect for two years from the date of effectiveness (November 19, 2015) and must be approved at least annually by the Board. Thereafter, the IA agreement shall terminate automatically if assigned, and may be terminated, without penalty, by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days’ written notice. No person other than the Advisor regularly furnishes advice to the Fund with respect to the desirability of the Fund’s investment, purchase or sale of securities. For the year ended November 30, 2016, Advisory fees were $38,296.

The Advisor and the Fund have entered into an Expense Limitation Agreement. The Advisor has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with GAAP, and other extraordinary costs, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, do not exceed 1.50% for No-Load Shares and 2.25% for Class C Shares, for so long as Lyons Wealth Management, LLC serves as the Advisor to the Fund. An additional Class, Class I, is outlined in the Prospectus and will become operational at the Advisor’s discretion. For further details regarding Class I please refer to the Prospectus. This arrangement will remain in effect unless a majority of the Independent Trustees terminate the Expense Limitation Agreement upon 60 days’ notice. Under terms of the Expense Limitation Agreement, the Advisor is entitled to recoupment of fees waived, and expenses reimbursed, by the Advisor which are subject to limitations. Recoupment may be made only for fees and expenses incurred not more than three years prior to the date of recoupment with respect to “operational expenses” and not more than one year prior to the date of recoupment with respect to “organizational expenses”, and the recoupment may not be made if it would cause the Fund’s annual expense limitation to be exceeded. As of November 30, 2016, $38,296 in expenses were contractually waived and $256,614 in expenses were reimbursed to the Fund by the Advisor and are subject to recoupment by the Advisor within the limitations noted.

LYONS SMALL CAP FUND NOTES TO THE FINANCIAL STATEMENTS November 30, 2016 (Continued)

4. Organization and Offering Costs

The Fund will bear all expenses incurred in its business and operations. The Advisor paid the Fund’s organizational and initial offering costs and may subsequently recoup these costs from the Fund which were incurred not more than one year prior to the date of recoupment, in accordance with the Expense Limitation Agreement. The Fund’s organizational costs have been expensed as incurred and are subject to the Expense Limitation Agreement. The Advisor is eligible for recoupment of organizational expenses from the Fund until January 1, 2017.

Costs incurred in connection with the offering and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over the first twelve months of the Fund’s operations, which began with the commencement of operations on January 1, 2016.

Total organizational and offering expenses for the Fund were $49,045 and $23,454, respectively. Organizational and offering expenses which have been expensed by the Fund as of November 30, 2016, were $49,045 and $21,467, respectively. Offering costs that amount to $1,987 are still deferred as of November 30, 2016.

5. Officers and Trustees

Certain officers and Trustees of the Fund are also officers of the Advisor. None of the interested Trustees or interested officers receives any compensation from the Fund. Each Trustee who is not affiliated with the Trust or the Advisor receives compensation for their service as Trustee of the Trust. In addition, each Trustee who is not affiliated with the Trust or the Advisor will be reimbursed for expenses incurred in connection with attending Board and committee meetings. As of November 30, 2016, each Trustee who is not affiliated with the Trust or the Advisor is compensated for their services in the amount of $750 for each meeting of the Board they attend.

For the period ended November 30, 2016, the Fund incurred $30,917 in fees paid to the Chief Compliance Officer - who also serves as a non-interested officer of the Fund.

6. Investment Transactions

For the period from January 1, 2016 to November 30, 2016, the Fund made purchases and sales of investments, excluding short-term investments, totaling $5,182,385 and $1,045,344, respectively.

7. Federal Income Tax Information

At November 30, 2016, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of Investments	$4,330,618
Gross Unrealized Appreciation	$639,227
Gross Unrealized Depreciation	(207,395)
Net Unrealized Appreciation	$431,832

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended November 30, 2016, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$(10,916)	$10,916	$—

LYONS SMALL CAP FUND NOTES TO THE FINANCIAL STATEMENTS November 30, 2016 (Continued)

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,622
Undistributed long-term capital gains	—
Accumulated earnings	10,622
Accumulated capital and other losses	(83,350)
Unrealized appreciation on investments	431,832
Total accumulated earnings/(deficit)	$359,104

As of November 30, 2016, the Fund had accumulated capital loss carryforwards as follows:

Not Subject to Expiration
Short-term	$(83,350)
Long-term	—
$(83,350)

8. Subsequent Events

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following that occurred after the November 30, 2016 period end:

The Advisor made payment on December 1, 2016 to the Fund for reimbursement of expenses, in the amount of $99,081. As of November 30, 2016, the Fund had a due from advisor balance of $95,979.

The Fund made an income distribution with a record date of December 20, 2016, an ex-date of December 21, 2016 and a payable date of December 21, 2016, in the amount of $10,642, at a rate of $0.0156 per No-Load share.

As of January 1, 2017, the Fund has $0 in deferred offering costs.

LYONS SMALL CAP FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Lyons Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Lyons Small Cap Fund (a series of Lyons Funds) (the “Fund”), including the schedule of investments, as of November 30, 2016, and the related statements of operations, changes in net assets and financial highlights for the period from January 1, 2016 (commencement of operations) to November 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lyons Small Cap Fund as of November 30, 2016, and the results of its operation, changes in its net assets and its financial highlights for the period from January 1, 2016 (commencement of operations) to November 30, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, PC
Boston, Massachusetts
January 27, 2017

LYONS SMALL CAP FUND EXPENSE EXAMPLE November 30, 2016 (Unaudited)

For the Period Ended November 30, 2016

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000, invested throughout the entire period, from June 1, 2016 to November 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period June 1, 2016 to November 30, 2016*
Class No Load
Actual	$ 1,000.00	$ 1,068.00	$ 7.76
Hypothetical (5% Annual Return before expenses)	$ 1,000.00	$ 1,017.50	$ 7.57
Class C
Actual	$ 1,000.00	$ 1,060.00	$ 11.59
Hypothetical (5% Annual Return before expenses)	$ 1,000.00	$ 1,013.80	$ 11.33

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period and multiplied by 183/366.

LYONS SMALL CAP FUND OFFICERS AND TRUSTEES November 30, 2016 (Unaudited)

The names and ages of the Officers and Trustees of the Trust are listed below, along with a description of their principle occupations over at least the last five years, Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk. The business address of each Officer and Trustee is 807 W. Morse Drive, Suite 105, Winter Park, FL 32789.

The following table is stated as of November 30, 2016 for each Officer and Trustee of the Trust:

Name and age	Position held with the Trust	Length of time served	Principal occupation(s) during at least the past five years	Other directorships held and number of funds in complex
Alexander Read *; 46	Trustee, President and Treasurer	Since Inception **	Majority Owner, Chief Executive Officer, and Chief Investment Officer of Lyons Wealth Management, LLC, Winter Park, FL- an investment advisory firm.	None
John W. Riley III; 48	Independent Trustee; Audit Committee Chair	Since Inception **

Vice President and Branch Manager, Securities Research, Inc. - Winter Park, FL- a broker/dealer and investment advisory firm. Previously Senior Securities Specialist, State of Maine, Securities Division.

None
Robert J. Hunting; 79	Independent Trustee; Audit Committee Member	Since Inception **	Retired in 1993 from United Parcel Service, where he spent his entire career.	None
Adam Sarhan; 37	Independent Trustee	Since Inception **

Founder and CEO of Sarhan Capital, Orlando, FL, a financial services firm, since 2004; Founder and CEO of Sophic Associates, Orlando FL, a commodities trading advisor, since 2012; Founder/CEO of 50 Park Capital, A Registered Investment Advisory Firm since 2016

None
Officers who are not Trustees:
Kerry Merrigan *; 39	Secretary	Since Inception **	Managing Director, Operations and Client Servicing, Lyons Wealth Management, LLC, Winter Park, FL- an investment advisory firm.	None
Kyle Bubeck; 61	Chief Compliance Officer; AML Officer	Since Inception **	Owner and Managing Director, Beacon Compliance Consulting, Kansas City KS- a compliance consulting firm.	None

*	“Interested person” as defined under the 1940 Act. Mr. Read and Ms. Merrigan are affiliated persons of the Trust as a result of their positions with the Fund’s Advisor.

**	Inception of the Fund was on December 31, 2015.

LYONS SMALL CAP FUND ADDITIONAL INFORMATION November 30, 2016 (Unaudited)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-855-888-9667 (1-855-88LYONS) and by accessing the Fund’s Statement of Additional Information, which is available on the Fund’s website at http://www.lyonsfunds.com and on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-855-888-9667 (1-855-88LYONS) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings - The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board of Trustees

Alexander Read
John W. Riley III
Robert J. Hunting
Adam Sarhan

Investment Advisor

Lyons Wealth Management, LLC
807 West Morse Boulevard, Suite 105
Winter Park, FL 32789

Administration, Fund Accounting,
Dividend Paying Agent and Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Custodian

UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, MO 64106

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

www.foreside.com

Independent Auditors

WithumSmith+Brown, PC
155 Seaport Boulevard
Boston, MA 02210

This report and the financial statements herein have been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Fund’s filings with the Securities and Exchange Commission. The Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code. A copy of the Code is attached as an exhibit.

Item 3. Audit Committee Financial Expert

The Registrant’s board of trustees has determined that the Registrant will not have an audit committee financial expert serving on its audit committee.

Item 4. Principal Accountant Fees and Services

This is the registrant’s first fiscal year of operations.

The aggregate fees billed for professional services by the Registrant’s principal accountant for their first fiscal year were as follows:

(a) Audit Fees for Registrant. Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended November 30, 2016	$16,000

 (b) Audit-Related Fees for Registrant. Aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended November 30, 2016	$0

(c) Tax Fees for Registrant. Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning. The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filings and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended November 30, 2016	$2,500

(d) All Other Fees. Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended November 30, 2016	$0

(e) Audit Committee’s pre-approval policies and procedures.

 (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

 (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) During the fiscal year ended November 30, 2016, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

None.

Item 11. Controls and Procedures

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics as required by Item 2. Filed herewith.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Lyons Funds

By:	/s/ Alexander Read
Alexander Read
Principal Executive Officer

Date:	1/30/2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Alexander Read
Alexander Read
Principal Executive Officer

Date:	1/30/2017

By:	/s/ Kerry A. Merrigan
Kerry A. Merrigan
Principal Financial Officer

Date:	1/30/2017